UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Edwards Lifesciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 14, 2015.

Meeting Information
EDWARDS LIFESCIENCES CORPORATION
	Meeting Type:	Annual Meeting
	For holders as of:	March 19, 2015
	Date: May 14, 2015	Time: 10:00 a.m. PDT

	Location:	Edwards Lifesciences Corporation
EDWARDS LIFESCIENCES CORPORATION ONE EDWARDS WAY IRVINE, CA 92614 ATTN: PAM SWANSON	One Edwards Way
Irvine, CA 92614

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote your shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials and vote online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—– Before You Vote —–

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

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—– How To Vote —–

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

You may hold Edwards shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

Voting Items
The Board of Directors recommends you vote FOR the following nominees:			The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

1.	ELECTION OF DIRECTORS
			2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION
	1a.	John T. Cardis
			3.	APPROVAL OF THE 2015 EDWARDS INCENTIVE PLAN

	1b.	Kieran T. Gallahue	4.	AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM

	1c.	Barbara J. McNeil
			5.	RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
	1d.	Michael A. Mussallem
The Board of Directors recommends you vote AGAINST proposal 6:

	1e.	Nicholas J. Valeriani	6.	STOCKHOLDER PROPOSAL REGARDING ACTION BY WRITTEN CONSENT

This is not a ballot. You cannot use this notice to vote your shares. You may view the proxy materials and vote online at www.proxyvote.com or request a paper copy.

We encourage you to access and review all of the important information in the proxy materials before voting.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.